UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 29, 2000


                          CONTROL CHIEF HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         New York                     0-15910                16-0955704
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)         (Identification No.)


                200 Williams Street, Bradford, Pennsylvania 16701
          (Address of principal executive offices, including zip code)

                                 (814) 368-4132
              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR

         On June 29, 2000, the Executive committee of the Board of Directors of Control Chief Holdings, Inc. changed its fiscal year end from June 30 to December 31, effective June 30, 2000. A transition report on Form 10-KSB covering the transition period from July 1, 2000 through December 31, 2000 will be filed by March 31, 2001. The Company elected to change its fiscal year in order to more closely correspond to its current business cycle. The Company intends to conduct its next annual meeting of shareholders for the new fiscal year on May 25, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONTROL CHIEF HOLDINGS, INC.


Dated:   June 30, 2000                 By: /s/ Douglas S. Bell
                                           -------------------
                                             Douglas S. Bell
                                             Chairman of the Board,
                                             Chief Executive Officer
                                             and President